Exhibit 99.1


                               CAPITAL TRUST, INC.

                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN
                         -------------------------------


                            Award Agreement granting

                     Restricted Shares and Performance Units

                         ------------------------------

                                Award No. ______


               You (the "Participant") are hereby awarded Restricted Shares and Performance Units subject to the terms and conditions set forth in this agreement (the "Award") and in the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan ("Plan"), which is attached hereto as Exhibit A. A summary of the Plan appears in its Prospectus, which is attached as Exhibit B. You should carefully review these documents, and consult with your personal financial advisor, in order to assure that you fully understand the terms, conditions, and financial implications of this Award.

               By executing this Award, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award will be made by the Board of Directors of the Company or the Committee that administers the Plan pursuant to
Section 4 of the Plan, and that such determinations, interpretations or other actions are (unless arbitrary and capricious) final, conclusive and binding upon all parties, including you and your successors in interest. Capitalized terms are defined in the Plan or in this Award.

        1. General Terms of Your Award.


---------------------------------------------------------------------------------------------
Name of Participant

---------------------------------------------------------------------------------------------
Date of Award                   _________, 200_

---------------------------------------------------------------------------------------------


        2. Restricted Shares. The Restricted Shares portion of your Award are being granted pursuant to Section 8 of the Plan, and shall have the terms set forth in the table below:


---------------------------------------------------------------------------------------------
Number of Shares Subject to
Restricted Shares Award

---------------------------------------------------------------------------------------------
Purchase Price per Share        Not applicable.

---------------------------------------------------------------------------------------------
Vesting                         Subject to  acceleration,  and treatment upon termination of employment as provided in the Plan, your  Restricted  Shares granted  under  this  section  shall  vest with  respect  to one-third  of the  shares  specified  above  on  each of the three  annual
---------------------------------------------------------------------------------------------

Restricted Shares Award
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan


---------------------------------------------------------------------------------------------
                                anniversary  dates of the Date of  Award;  provided  that you have not for any reason terminated your employment or service with the Company  and its  affiliates  before the  particular vesting date.

---------------------------------------------------------------------------------------------

        3. Performance Units. The Performance Units portion of your Award is being granted pursuant to Section 10 of the Plan as a "Performance Compensation Award", and shall have the terms set forth in the table below; subject, absolutely, to the terms of the Plan and to the Committee's discretion to interpret the Plan and this Award in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings. The Performance Units portion of your Award provides that you may vest in a right to receive a number of Shares provided that the Performance Goals have been satisfied:


---------------------------------------------------------------------------------------------
Number of Shares Subject to
Performance Units Award

---------------------------------------------------------------------------------------------
Performance Period              ________, 200_ to ________, 200_.

---------------------------------------------------------------------------------------------
Performance Goal                The Total  Shareholder  Return  (dividends  plus stock price appreciation)  of the  Company  must equal or exceed __% per
                                annum  for  the  entire   Performance   Period.   The  Total
                                Shareholder  Return shall be calculated on an IRR basis with the closing stock price on ______,  200_ as the initial cash outflow, dividends declared during the Performance Period as interim cash  receipts and the closing stock price on _____,
                                200__ as the terminal cash inflow.

---------------------------------------------------------------------------------------------
Vesting                         Subject   to   treatment    (including,    as    applicable,
                                acceleration)  upon termination of employment as provided in the Plan,  the  Shares  subject  to your  Performance  Units granted  under  this  section  shall  vest on  ______,  200_
                                provided that the Performance Goal is satisfied.

---------------------------------------------------------------------------------------------


        4. Issuance of Shares. All Shares subject to this Award will be issued as of the Date of Award, but the stock certificates evidencing the Shares will bear the following legend that shall remain in place and effective until all vesting restrictions lapse and new certificates are issued pursuant to Section 7 below:

        "The sale or other transfer of the Shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Amended and Restated 2004 Long-Term Incentive Plan of Capital Trust,

Restricted Shares Award
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan


        Inc., in the rules and administrative procedures adopted pursuant to such Plan, and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of Capital Trust, Inc."

        5. Unvested Shares. You are reflected as the owner of record of the Shares subject to this Award on the Company's books and records. The Company will hold the stock certificate for safekeeping until the Shares subject to this Award become vested and nonforfeitable. You must deliver to the Company, as soon as practicable after the Date of Award, a stock power, endorsed in blank, with respect to the Shares subject to this Award. If you forfeit any Shares subject to this Award, the stock power will be used to return the certificates for the forfeited Shares to the Company's transfer agent for cancellation. As the owner of record of the Shares subject to this Award, you are entitled to all rights of a stockholder of the Company, including the right to vote the Shares and the right to payment of any cash dividends or other distributions (including those paid in stock) declared or paid following the Date of Award and to the extent paid in stock, such stock shall be subject to the same restrictions contained in
Section 4, subject in each case to the treatment of the Award upon termination of employment before the particular record date for determining shareholders of record entitled to payment of the dividend or distribution.

        6. Satisfaction or Failure of Vesting Restrictions. As vesting restrictions become satisfied over time and/or upon satisfaction of performance goals and you are entitled to receive the Shares so vested, the Company shall cause new stock certificates for such Shares to be delivered to you, with such legends the Company determines to be appropriate. New certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

        7. Not a Contract of Employment. By executing this Award, you acknowledge and agree that (i) any person who is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way your right or the Company's right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

        8. Severability. Subject to one exception, every provision of this Award and the Plan is intended to be severable, and if any provision of the Plan or this Award is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective. The only exception is that this Award shall be unenforceable if any provision of the preceding section is illegal, invalid, or unenforceable.

        9. Notices. Any notice, payment or communication required or permitted to be given by any provision of this Award shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows:

Restricted Shares Award
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan


        (a) if to the Company, at the address set forth on the signature page, to the attention of: Committee administering the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan; or

        (b) if to you, at the address set forth below your signature on the signature page.

Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

        10. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award, you may expressly designate a beneficiary (the "Beneficiary") to your interest in the Restricted Shares and Performance Units awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary form substantially in the form attached hereto as Exhibit C (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company. You may, at any time, change or revoke such designation. A Beneficiary designation, or revocation of a prior Beneficiary designation, shall be effective only if it is made in writing on a form provided by the Company, signed by you and received by the Company. If you do not designate a Beneficiary or the Beneficiary dies prior to having received all Shares due under the Award, such Shares shall be paid to your estate.

        11. Transfer. This Award may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in subsection (ii) of this
Section 11, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your following relatives (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of, or an entity, the voting interests of which are primarily owned by, your following relatives): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships. Any transferee of your rights shall succeed and be subject to all of the terms of this Award and the Plan.

        12. Section 83(b) Election Notice. If you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Shares (a "Section 83(b) election"), you agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. Exhibit D contains a suggested form of Section 83(b) election.

        13. Deferral Election. You may irrevocably elect to defer the receipt of all or a percentage of the Shares that would otherwise be issued to you on the vesting of this Award. A copy of the form which you may use to make a deferral election may be obtained from the Company. Notwithstanding the foregoing, Shares which have been subject to a Section 83(b) election are not eligible for deferral.

Restricted Shares Award
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan


        14. Binding Effect. Every covenant, term and provision of this Award shall be binding upon and inure to the benefit of the parties hereto and their respective beneficiaries, heirs, legatees, legal representatives, successors, transferees, and assigns.

        15. Modifications. This Award may be modified or amended at any time by the Committee, provided that your consent must be obtained for any modification that adversely alters or impairs any rights or obligations under this Award, unless there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

        16. Headings. Headings shall be ignored in interpreting this Award.

        17. Governing Law. The laws of the State of New York shall govern the validity of this Award, the construction of its terms, and the interpretation of the rights and duties of the parties hereto. Any suit with respect to the Award will be brought in the federal or state courts in the districts which include New York City, New York, and you agree and submit to the personal jurisdiction and venue thereof.

        18. Income Taxes and Deferral. You are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold you harmless from any or all of such taxes. To the extent your Award is not deferred and vested before January 1, 2005, the Administrator shall have the discretion to unilaterally modify your Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C) of the Code. The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and your Award.

        19. Counterparts. This Award may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute the same instrument.

Restricted Shares Award
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan


               BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree as of the Date of Award that this Award is being made under and governed by the terms and conditions of this Award and the Plan.


                                 CAPITAL TRUST, INC.


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title: Chief Financial Officer

                                 Company Address:

                                 410 Park Avenue, 14th Floor, New York, NY 10022
                                 -----------------------------------------------


        The undersigned Participant hereby accepts the terms of this Award and the Plan.



                                 By:
                                     -------------------------------------------

                                 Name of Participant:
                                                       -------------------------

                                 Participant Address:
                                                       -------------------------

                                                       -------------------------

                                    Exhibit A
                                    ---------


                               CAPITAL TRUST, INC.

                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN

                                    Exhibit B
                                    ---------

                               CAPITAL TRUST, INC.

                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN


                                   PROSPECTUS

                                    Exhibit C
                                    ---------

                         Designation of Beneficiary Form


        In connection with the Award Agreement granting Restricted Shares and Performance Units (the "Award") entered into as of ________, 200_ between Capital Trust, Inc. (the "Company") and _________, an individual residing at ____________________ (the "Participant"), the Participant hereby designates the person specified below as the beneficiary of the Participant's interest in the Restricted Shares and Performance Units awarded pursuant to the Award. This designation shall remain in effect until revoked in writing by the Participant.


                  Name of Beneficiary:
                                          _______________________________

                  Address:
                                          _______________________________

                                          _______________________________

                                          _______________________________

                  Social Security No.:
                                          _______________________________

        The Participant understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Participant, including by delivery to the Company of a written designation of beneficiary executed by the Participant on a later date.

                                                  Participant

                                          Date:
                                                  ______________________________


                                            By:
                                                  ______________________________
                                                  [Participant Signature]

Sworn to before me this

____ day of ____________, 200_


___________________________
Notary Public

County of  __________________

State of       __________________

                                    Exhibit D
                                    ---------

                           Section 83(b) Election Form


           Attached is an Internal Revenue Code Section 83(b) Election Form. If you wish to make a Section 83(b) election, you must do so within 30 days after the date the RESTRICTED SHARES covered by the election were transferred to you. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) election normally cannot be revoked.

                               CAPITAL TRUST, INC.
                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN

      --------------------------------------------------------------------

         Election to Include Value of Restricted Shares in Gross Income in Year of Transfer Under Internal Revenue Code Section 83(b)

      --------------------------------------------------------------------

        Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1.      My General Information:

                      Name:    ____________________________________

                      Address: ____________________________________

                               ____________________________________

                      S.S.N.
                      or T.I.N.:   __________________________

2. Description of the property with respect to which I am making this election:

               ___________________ shares of ___________ stock of Capital Trust,
               Inc. (the "Restricted Shares").

3. The Restricted Shares were transferred to me on ______________ ___, 20__. This election relates to the 20____ calendar taxable year.

4.      The Restricted Shares are subject to the following restrictions:

               The Restricted Shares are forfeitable until they are earned in accordance with Section 8 of the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan ("Plan"), the Restricted Shares Award Agreement ("Award"), or other award agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award and the Plan.

5.      Fair market value:

               The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $_____ per share.

6.      Amount paid for Restricted Shares:

               The amount I paid for the Restricted Shares is $____ per share.

7.      Furnishing statement to employer:

               A copy of this statement has been furnished to my employer, ___________________. If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8.      Award or Plan not affected:

               Nothing contained herein shall be held to change any of the terms or conditions of the Award or the Plan.


Dated: ____________ __, 20__.



                                                   _____________________________
                                                         Taxpayer